Schedule A

As of December 16, 2013

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate

Columbia California Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	> $6,000	0.270%

Columbia Convertible Securities Fund	$0 - $500	0.760%	July 1, 2011
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia Georgia Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia International Value Fund	$0 - $500	0.790%	December 16, 2013
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Select Large Cap Equity Fund	$0 - $500	0.710%	March 1, 2011
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Large Cap Enhanced Core Fund	$0 - $500	0.690%	July 1, 2011
	>$500 - $1,000	0.645%
	>$1,000 - $1,500	0.600%
	>$1,500 - $3,000	0.550%
	>$3,000 - $6,000	0.540%
	>$6,000	0.520%

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate

Columbia Large Cap Index Fund	All assets	0.10%	May 1, 2010

Columbia Marsico 21st Century Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Marsico Focused Equities Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Marsico Global Fund	$0 - $500	0.790%	January 23, 2013
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Marsico Growth Fund	$0 - $500	0.710%	January 23, 2013
	>$500 - $1,000	0.665%
	>$1,000 - $1,500	0.620%
	>$1,500 - $3,000	0.570%
	>$3,000 - $6,000	0.560%
	>$6,000	0.540%

Columbia Marsico International Opportunities Fund	$0 - $500	0.790%	January 23, 2013
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia Maryland Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia Masters International Equity Portfolio	All assets	0.00%	May 1, 2010

Columbia Mid Cap Index Fund	All assets	0.100%	May 1, 2010

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate

Columbia Mid Cap Value Fund	$0 - $500	0.760%	April 30, 2011
	>$500 - $1,000	0.715%
	>$1,000 - $1,500	0.670%
	>$1,500	0.620%

Columbia Multi-Advisor International Equity Fund	$0 - $500	0.790%	April 1, 2011
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	>$6,000	0.620%

Columbia North Carolina Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia Overseas Value Fund	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%
	>$1,000 - $1,500	0.700%
	>$1,500 - $3,000	0.650%
	>$3,000 - $6,000	0.640%
	> $6,000	0.620%

Columbia Short Term Bond Fund	$0 - $1,000	0.360%	March 1, 2011
	>$1,000 - $2,000	0.355%
	>$2,000 - $3,000	0.350%
	>$3,000 - $6,000	0.345%
	>$6,000- $7,500	0.330%
	>$7,500 - $9,000	0.315%
	>$9,000 - $10,000	0.310%
	>$10,000 - $15,000	0.300%
	>$15,000 - $20,000	0.290%
	>$20,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.240%

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate

Columbia Short Term Municipal Bond Fund	$0 - $1,000	0.360%	July 1, 2011
	>$1,000 - $2,000	0.355%
	>$2,000 - $3,000	0.350%
	>$3,000 - $6,000	0.345%
	>$6,000 - $7,500	0.330%
	>$7,500 - $9,000	0.315%
	>$9,000 - $10,000	0.310%
	>$10,000 - $15,000	0.300%
	>$15,000 - $20,000	0.290%
	>$20,000 - $24,000	0.280%
	>$24,000 - $50,000	0.260%
	>$50,000	0.240%

Columbia Small Cap Index Fund	All assets	0.100%	May 1, 2010

Columbia Small Cap Value Fund II	$0 - $500	0.790%	July 1, 2011
	>$500 - $1,000	0.745%
	>$1,000	0.700%

Columbia South Carolina Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Columbia Virginia Intermediate Municipal Bond Fund	$0 - $500	0.400%	May 1, 2010
	>$500 - $1,000	0.350%
	>$1,000 - $1,500	0.320%
	>$1,500 - $3,000	0.290%
	>$3,000 - $6,000	0.280%
	>$6,000	0.270%

Fund	Assets (in Millions)	Fee Rate[1]	Effective Date of Fee Rate
Columbia Capital Allocation Moderate Aggressive Portfolio Columbia Capital Allocation Moderate Conservative Portfolio Columbia LifeGoal® Growth Portfolio	Assets invested in underlying funds that pay an investment advisory fee to the Investment Manager.	0.000%	May 1, 2011
	Assets invested in securities (other than third-party advised mutual funds and funds that pay an investment advisory fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay an investment advisory fee, exchange-traded funds, derivatives and individual securities.	0.550%

	Assets invested in non-exchange traded third-party advised mutual funds.	0.100%

[1]	Annual rates based on a percentage of the Fund’s average daily net assets.

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A as of December 16, 2013.

COLUMBIA FUNDS SERIES TRUST

By:	/s/ Michael G. Clarke
	Name:	Michael G. Clarke
	Title:	Chief Financial Officer

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ J. Kevin Connaughton
	Name:	J. Kevin Connaughton
	Title:	Managing Director and General Manager Mutual Fund Products